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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               February 1, 2000

               Date of Report (date of earliest event reported)


                             READ-RITE CORPORATION
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            (Exact name of Registrant as specified in its charter)


          Delaware                        000-19512                   94-2770690
----------------------------       ------------------------       -------------------
(State or other jurisdiction       (Commission File Number)        (I.R.S. Employer
     of incorporation)                                            Identification No.)

                                345 Los Coches
                          Milpitas, California 95035
         (Address, including zip code, of principal executive offices)


              Registrant's telephone number, including area code:

                                (408) 262-6700

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Item 5.  OTHER EVENTS.

     On February 3, 2000 Read-Rite Corporation issued a press release announcing that it had obtained a waiver, forbearance and amendment to its bank credit facility through May 25, 2000.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.


  Exhibit No.                             Description
     99.1 Waiver, Forbearance and Fifth Amendment to Credit Agreement, effective February 1, 2000.

     99.2        Press Release Issued February 3, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    READ-RITE CORPORATION



Dated: February 7, 2000             By: /s/ Andrew C. Holcomb
                                        ------------------------------------
                                        Andrew C. Holcomb
                                        Vice President and General Counsel

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                         INDEX TO EXHIBITS FILED WITH
             THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 7, 2000

  Exhibit No.                             Description
     99.1 Waiver, Forbearance and Fifth Amendment to Credit Agreement, effective February 1, 2000.

     99.2        Press Release Issued February 3, 2000.

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